Exhibit 10.11

1.2(b) Parking : 8 unreserved and 0 reserved vehicle parking spaces. t h e S u b l e ss o r ' s A g e n t ( sa l e s p e r s o n o r b r o k e r ass o c i a t e ) ; o r b o t h t h e S u b l e ss e e ' s Sublessor's Agent BJ Fell License No. 01929179 is (check one): A g e n t a n d t h e S ub l e ss o r ' s A g en t ( d u al a g e n t) . Sublessee's Brokerage Firm eNational Realty Group License No. 01919549 is the broker of (check one): and Sublessor (dual agent). SUBLEASE FOR MULTIPLE TENANTS To be used if there will be one or more sublessees sharing the space with each other and/or the lessee, whether or not the space (Premises) is a single tenant building or is located in a multi - tenant building. If the entire space (Premises) will be subleased by a single sublessee, whether or not the space (Premises) is a single tenant building or is located in a multi - tenant building, use the Sublease for a Single Sublessee. 1. B a s i c P r ov isi on s ( "B a s i c P r o v i si on s " ) . 1. Parties : This Sublease (" Sublease "), dated for reference purposes only January, 19, 2024 , is made by and between Dzyne Technologies, LLC (" Sublessor ") and FUAN Enterprise, Inc. a California Corporation (" Sublessee "), (collectively the " Parties ", or individually a " Party "). 1.2(a) Premises : That certain portion of the Project (as defined below), commonly known as (street address, unit/suite, city, state) 12 Chrysler, Suite C, Irvine, CA 92618 (" Premises "). The Premises are located in the County of Orange and consist of approximately 2,550 rentable square feet which is part of a larger 10,973 square foot building as shown on Exhibit A square feet. In addition to Sublessee's rights to use and occupy the Premises as hereinafter specified, Sublessee shall have nonexclusive rights to the Common Areas (as defined below) as hereinafter specified, but shall not have any rights to the roof, the exterior walls, or the utility raceways of the building containing the Premises (" Building ") or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the " Project ." 3. Term : 2 years and 3 months commencing February 1, 2024 (" Commencement Date ") and ending April 30, 2026 (" Expiration Date "). 4. E a r l y P o ss e s s i on : I f t h e P r e m i s e s a r e a va i l a b l e S u b l e ss e e m a y h a ve n o n - e x c l u s i ve p o ss e ss i o n o f t h e P r e m i s e s c o m m e n c i n g ( " E a r l y P o ss e s s i o n D at e " ) . 5. Base Rent : $3,825.00 per month (" Base Rent "), payable on the 1st day of each month commencing February 1, 2024 . If this box is checked, there are provisions in this Sublease for the Base Rent to be adjusted. 6. Sublessee's Share of Operating Expenses : $816.00 percent ( 23%) (" Sublessee's Share "). In the event that that size of the Premises and/or the Project are modified during the term of this Lease, Lessor shall recalculate Lessee's Share to reﬂect such modification. 7. Base Rent and Other Monies Paid Upon Execution : (a) Base Rent : $3,825.00 for the period February 1 - 29, 2024 . (b) Security Deposit : $4,744.73 (" Security Deposit "). (c) Other : $816.00 for Common Area Operating Expenses . (d) T o t a l D u e Upo n Ex e c u t i o n o f t h i s L e a s e : $ 9 , 3 8 5. 7 3 . 8. Agreed Use : The Premises shall be used and occupied only for light manufacturing, general office, warehousing, and packaging for a dietary supplement manufacturer as approved by the City of Irvine and for no other purposes. 9. R e a l Es t at e B ro k e r s . (a) Representation : Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, confirms and consents to the following agency relationships in this Lease with the following real estate brokers (" Broker(s) ") and/or their agents ("Agent(s)"): S ub l e ss o r ' s B r o k e r a g e F i r m L e e & A ss o c i a t e s , I n c . - I r v i n e L i c e n se N o . 0 1 044 7 9 1 i s t h e b r o k e r o f ( c h e ck o ne ) : t h e S u b l e ss o r ; o r b o t h t h e Sublessee and Sublessor (dual agent). t h e S u b l e ss e e ; o r b o t h t h e S ub l e ss e e t h e S u b l e ss e e' s A g e n t ( sa l e s p e r s o n o r b r o k e r ass o c i a t e ) ; o r b o t h t h e Sublessee's Agent Yin Yan License No. 01919549 is (check one): Sublessee's Agent and the Sublessor's Agent (dual agent). (b) Payment to Brokers : Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement ( or if there is no such agreement, the sum o f or % of the total Base Ren t ) for the brokerage services rendered by the Brokers. 10. Guarantor . The obligations of the Sublessee under this Sublease shall be guaranteed by Yin Yan (" Guarantor "). 11. Attachments . Attached hereto are the following, all of which constitute a part of this Sublease: an A d d e n du m c o n s i s t i n g o f P a r a gr a p h s 1 4 t h r o u g h ; a p l o t p l an d e p i c t i n g t h e P r em i s e s a nd / o r P r o j e c t ; a current set of the Rules and Regulations; a Wo r k L e tt e r ; a copy of the Master Lease and any and all amendments to such lease (collectively the " Master Lease "); other (specify): Rent Schedule; Personal Guarantor; Exhibit "A" - Floor Plan . 2. Premises. 1. Letting . Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be diﬀerent. Note: Sublessee is advised to verify the actual size prior to executing this Sublease. 2. Condition . Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs (" Start Date "), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (" HVAC "), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non - compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non - compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non - compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense . Sublessee shall obtain the required service contracts described in Paragraph 7.1(b) of the Master Lease within 30 days of the Commencement Date. 3. Compliance . Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances (" Applicable Requirements ") in eﬀect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non - compliance, rectify the same. 4. Acknowledgements . Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended DocuSign Envelope ID: 4B47CD5B - 14F3 - 476D - BACA - 3CB719FE2EC0 INITIALS © 201 9 A I R C R E . Al l R i gh t s R e s e r v e d . S B M T - 8 . 03 , R e v i s e d 10 - 22 - 202 0 INITIALS L a s t E d it ed: 1 / 29 / 202 4 3:1 8 P M P a g e 1 of 5

(ii) ( i ii ) ( i v) (v) ( v i ) The cost of water, gas, electricity and telephone to service the Common Areas and any utilities not separately metered. The cost of trash disposal, pest control services, property management, security services, and the costs of any environmental inspections. Reserves set aside for maintenance and repair of Common Areas. R e al P r op er t y T a xe s. Insurance premiums. (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas. (b) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Sublessor to either have said improvements or facilities or to provide those services unless Sublessor already provides the services, or Sublessor has agreed elsewhere in this Sublease to provide the same or some of them. (c) Sublessee's Share of Common Area Operating Expenses is payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Sublessor's estimate of the Common Area Operating Expenses. Within 60 days after written request (but not more than once each year) Sublessor shall deliver to Sublessee a reasonably detailed statement showing Sublessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Sublessee's payments under this Paragraph 4.2(c) during the preceding year exceed Sublessee's Share as indicated on such statement, Sublessor shall credit the amount of such overpayment against Sublessee's Share of Common Area Operating Expenses next becoming due. If Sublessee's payments under this DocuSign Envelope ID: 4B47CD5B - 14F3 - 476D - BACA - 3CB719FE2EC0 use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants. 5. Americans with Disabilities Act . In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree t h at s u ch m o d i f i c a t i on s, c o n s t r u c t i o n o r i m p r o v e m e n t s s h a l l b e m a d e a t : S u b l e ss o r ' s e x pe n se S u b l e ss e e ' s ex p e n s e . 6. Vehicle Parking . Sublessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time for parking. Sublessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full - size passenger automobiles or pickup trucks, herein called " Permitted Size Vehicles ." Sublessor may regulate the loading and unloading of vehicles by adopting Rules and Regulations as provided in Paragraph 2.9. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Sublessor. (a) Sublessee shall not permit or allow any vehicles that belong to or are controlled by Sublessee or Sublessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Sublessor for such activities. (b) Sublessee shall not service or store any vehicles in the Common Areas. (c) If Sublessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Sublessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Sublessee, which cost shall be immediately payable upon demand by Sublessor. 7. Common Areas - Deﬁnition . The term " Common Areas " is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Premises that are provided and designated by the Sublessor from time to time for the general nonexclusive use of Sublessor, Sublessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roofs, roadways, walkways, driveways and landscaped areas. 8. Common Areas - Sublessee's Rights . Sublessor grants to Sublessee, for the benefit of Sublessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Sublease, the nonexclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Sublessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Sublessor or Sublessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Sublessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Sublessee, which cost shall be immediately payable upon demand by Sublessor. 9. Common Areas - Rules and Regulations . Sublessor or such other person(s) as Sublessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations (" Rules and Regulations ") for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. Sublessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Sublessor shall not be responsible to Sublessee for the noncompliance with said Rules and Regulations by other tenants of the Project. 10. Common Areas - Changes . Sublessor shall have the right, in Sublessor's sole discretion, from time to time: (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To add additional buildings and improvements to the Common Areas; (d) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and (e) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Sublessor may, in the exercise of sound business judgment, deem to be appropriate. 3. Possession. 1. Early Possession . Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non - exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in eﬀect during such period. Any such Early Possession shall not aﬀect the Expiration Date. 2. Delay in Commencement . Sublessor agrees to use its best commercially reasonable eﬀorts to deliver possession of the Premises by the Commencement Date. If, despite said eﬀorts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 6.3 of this Sublease). 3. Sublessee Compliance . Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied. 4. Rent and Other Charges. 1. Rent Deﬁned . All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent (" Rent "). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. 2. Common Area Operating Expenses . Sublessee shall pay to Sublessor during the term hereof, in addition to the Base Rent, Sublessee's Share of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Sublease, in accordance with the following provisions: (a) " Common Area Operating Expenses " are defined, for purposes of this Sublease, as those costs incurred by Sublessor relating to the operation of the Project, which are included in the following list: (i) Costs related to the operation, repair and maintenance, in neat, clean, good order and condition, but not the replacement of the following: (aa) The Common Areas and Common Area improvements, including parking areas, loading and unloading areas, trash areas, roadways, parkways, walkways, driveways, landscaped areas, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs, and roof drainage systems. (bb) Exterior signs and any tenant directories. (cc) Any fire sprinkler systems. INITIALS © 201 9 A I R C R E . Al l R i gh t s R e s e r v e d . S B M T - 8 . 03 , R e v i s e d 10 - 22 - 202 0 INITIALS L a s t E d it ed: 1 / 29 / 202 4 3:1 8 P M P a g e 2 of 5

DocuSign Envelope ID: 4B47CD5B - 14F3 - 476D - BACA - 3CB719FE2EC0 Paragraph 4.2(c) during the preceding year were less than Sublessee's Share as indicated on such statement, Sublessee shall pay to Sublessor the amount of the deficiency within 10 days after delivery by Sublessor to Sublessee of the statement. 4.3 Utilities . Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at any time in Sublessor's sole judgment, Sublessor determines that Sublessee is using a disproportionate amount of water, electricity or other commonly metered utilities, or that Sublessee is generating such a large volume of trash as to require an increase in the size of the dumpster and/or an increase in the number of times per month that the dumpster is emptied, then Sublessor may increase Sublessee's Base Rent by an amount equal to such increased costs. 5. Security Deposit . The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 6.3 of this Sublease). 6. M a s t e r L e a s e . 1. Sublessor is the lessee of the Premises by virtue of the " Master Lease ", wherein Beatrice A. Miller Trust, a Colorado Trust is the lessor, hereinafter the " Master Lessor ". 2. This Sublease is and shall be at all times subject and subordinate to the Master Lease. 3. The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein. 4. During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: N/A . 5. The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the " Sublessee's Assumed Obligations ". The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the " Sublessor's Remaining Obligations ". 6. Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations. 7. Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations. 8. Sublessor represents to Sublessee that the Master Lease is in full force and eﬀect and that no default exists on the part of any Party to the Master Lease. 5. A ssi gn m en t o f Sub l e a s e a n d D e fa u l t . 1. Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof. 2. Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations. 3. Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee. 4. No changes or modifications shall be made to this Sublease without the consent of Master Lessor. 5. Consent of Master Lessor. 1. In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be eﬀective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting. 2. In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease, nor the Master Lessor's consent, shall be eﬀective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease. 3. In the event that Master Lessor does give such consent then: (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease. (b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease. (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment. (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor. (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability. (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease. 1. The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease. 2. Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and eﬀect. 3. In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default if Sublessee does so within the same number of days set forth in the notice of default given to Sublessor. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and oﬀset from and against Sublessor. 9. Additional Brokers Commissions. 1. Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest , then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in eﬀect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller. 2. If a separate brokerage fee agreement is attached then Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule attached to such brokerage fee agreement. 3. Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow. 4. Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 9. Broker shall be deemed to be a third - party beneficiary of INITIALS © 201 9 A I R C R E . Al l R i gh t s R e s e r v e d . S B M T - 8 . 03 , R e v i s e d 10 - 22 - 202 0 INITIALS L a s t E d it ed: 1 / 29 / 202 4 3:1 8 P M P a g e 3 of 5

E x e c u t e d A t : O n : 2024 - Jan - 3 0 | 07:0 7 PST B y Su b l e s s or : D z yn e T e c h no l o g i e s , L L C By: N a m e P r i n t e d : I v a n M i ll s Title: CFO Phone: Fax: Email: imills@dzynetech.com By: N a m e P r i n t e d : Title: Phone: Fax: Email: A dd r e ss: 3 4 Pa r k e r , I r v i n e , C A 9 261 8 F e d e r al I D N o . : E xe c u t e d A t : On: 2024 - Jan - 31 | 12:52 PST B y Sub l e ss ee : F U A N E n t e r p r i s e , I n c . a C al i f o r n i a C o r p o r a t i o n By: Name Printed: Yin Yan Title: CEO Phone: 310 - 957 - 8888 Fax: Email: fuan9988@gmail.com By: N a m e P r i n t e d : Title: Phone: Fax: Email: Address: F e d e r al I D N o . : BROKER L e e & A ss o c i a t e s , I n c . - I r v i n e Attn: BJ Fell Title: Senior VP BROKER e N a t i o n a l Real ty G r oup Attn: Yin Yan Title: DocuSign Envelope ID: 4B47CD5B - 14F3 - 476D - BACA - 3CB719FE2EC0 t h i s p a r a g r a p h 9 . 10. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker, agent or finder (other than the Brokers and Agents, if any) in connection with this Sublease, and that no one other than said named Brokers and Agents is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto. 11. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, " Prevailing Party " shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation). 12. No Prior or Other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be eﬀective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker. Signatures to this Sublease accomplished by means of electronic signature or similar technology shall be legal and binding. 13. Accessibility; Americans with Disabilities Act. (a) The Premises: have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction - related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction - related accessibility standards within the premises. have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction - related accessibility standards pursuant to California Civil Code Α 55 . 51 et seq . Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential . have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction - related accessibility standards pursuant to California Civil Code Α 55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards. In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease. (b) Since compliance with the Americans with Disabilities Act (ADA) or other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense. ATTENTION : NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO: 1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE. 2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE. WARNING : IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED. INITIALS © 201 9 A I R C R E . Al l R i gh t s R e s e r v e d . S B M T - 8 . 03 , R e v i s e d 10 - 22 - 202 0 INITIALS L a s t E d it ed: 1 / 29 / 202 4 3:1 8 P M P a g e 4 of 5

A dd r e ss: 983 8 R e s ea r c h D ri v e , I r v i n e , C A 926 1 8 Phone: Fax: Email: F e d e r al I D N o . : Broker DRE License #: 01044791 A g e n t D RE L i c e n se # : 0 1 929 1 7 9 Address: 31921 Apuesto Way, Coto de Caza, Ca 92679 Phone: 310 - 957 - 8888 Fax: Email: yin@bioessence.com F e d e r al I D N o . : B r o k e r D R E L i c e n se # : 0191 9 54 9 Agent DRE License #: Consent to the above Sublease is hereby given. E x e c u t e d A t : E x e c u t e d O n : B y M a s t e r L e s s or : Beatrice A. Miller Trust, a Colorado Trust By: N a m e P r i n t e d : D ia n a M. B u r g Title: Trustee Phone: 303 - 753 - 9444 Fax: N/A Email: dburg@cdburggroup.com cburg@cdburggroup.com By: N a m e P r i n t e d : Title: Phone: Fax: Email: Address: 1776 S. Jackson St., Suite 402, Denver, CO 80210 Federal ID No.: 84 - 6156436 AIR CRE * https:// www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. E xe c u t e d A t : Executed On: 2024 - Jan - 31 | 12:52 PST B y G u a r a n t or : Y i n Y a n By: Name Printed: Yin Yan Title: Address: 31921 Apuesto Way, Coto de Caza, Ca 92679 By: N a m e P r i n t e d : Title: Address: DocuSign Envelope ID: 4B47CD5B - 14F3 - 476D - BACA - 3CB719FE2EC0 INITIALS © 201 9 A I R C R E . Al l R i gh t s R e s e r v e d . S B M T - 8 . 03 , R e v i s e d 10 - 22 - 202 0 INITIALS L a s t E d it ed: 1 / 29 / 202 4 3:1 8 P M P a g e 5 of 5

ADDENDUM TO SUBLEASE D a t e : J a nu a r y , 19, 2 0 2 4 By and Between S u b l e s s o r: D z yn e T e c h no l o g i e s , LL C S u b l e s s ee : F U A N E n t e r p r i s e , I n c . a C al i f o r n i a C o r po r a t i o n Property Address: 1 2 C h r y sl e r , S u i te C , I r v i n e , C A 926 1 8 ( s t r e e t a d d r e s s, c i t y , s t a t e , z i p ) Paragraph: 14 1. - Sublessor shall deliver the space in its existing condition and will have all damaged or stained ceiling tiles replaced. Sublessor shall also have the space professionally cleaned. 2. - If a default occurs under the Sublease by and between Sublessor and Sublessee dated of even date herewith for approximately 5593 rentable square feet in the Premises (“Sublease #1”), and/or the Sublease by and between Sublessor and Sublessee dated of even date herewith for approximately 2830 rentable square feet in the Premises (“Sublease #2”), this Sublease shall also be considered in default and Sublessor shall be entitled to all remedies available hereunder. 3. - Sublessee understands and agrees that access to the subleased premises is shared with Sublease #1 and Sublease #2 and that the subleased premises are not delineated by demising walls nor has the specific square footage of the subleased premises been verified. Sublessee takes the subleased premises “as is” and “where is” and “with all defaults”. 4. - Sublessee will comply with the insurance requirements of Paragraph 8 of the Master Lease and provide Sublessor a Certificate of Insurance showing such compliance prior to the Commencement Date. In the event of any conﬂict between the provisions of this Addendum and the printed provisions of the Sublease, this Addendum shall control. AIR CRE * https:// www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. DocuSign Envelope ID: 4B47CD5B - 14F3 - 476D - BACA - 3CB719FE2EC0 INITIALS © 201 9 A I R C R E . Al l R i gh t s R e s e r v e d . A S L - 1 . 00 , R e v i s ed 10 - 22 - 202 0 INITIALS L a s t E d it ed: 1 / 29 / 202 4 3:1 8 P M Page 1 of 1

RENT ADJUSTMENT(S) (ORIGINAL TERM) S T A N D ARD LE A S E A DD E N DUM D a t e d : J a n u a r y , 1 9, 202 4 By and Between L e s s o r: D z yn e T e c h no l o g ie s , LL C Lessee: FUAN Enterprise, Inc. a California Corporation Property Address: 1 2 C h r y sl e r , S u i te C , I r v i n e , C A 926 1 8 ( s t r e e t a d d r e s s, c i t y , s t a t e , z i p ) Paragraph: The monthly Base Rent during the Original Term of the Lease shall be increased by using the method(s) selected below ( check method(s) to be used and ﬁll in appropriately ): I. C on s u m e r P r i ce I nd e x . a. The monthly Base Rent shall be increased on and every months thereafter during the Original Term (" CPI Increase Date(s) ") commensurate with the increase in the CPI (as herein defined) determined as follows: the monthly Base Rent scheduled for the first month of the Original Term shall be multiplied by a fraction the denominator of which is the Base CPI (as herein defined), and the numerator of which is the Comparison CPI (as herein defined). The amount so calculated shall constitute the new Base Rent until the next CPI Increase Date, but in no event shall any such new Base Rent be less than the Base Rent for the month immediately preceding the applicable CPI Increase Date. b. T h e t e r m " CP I " s h a l l me an t h e C o n s u m e r P r i ce I n de x o f t h e B u r e au o f La b o r St a t i s t i c s o f t h e U . S . D e p a r t m en t o f La b o r f o r ( s elec t on e ) : C P I W (Urban Wage Earners and Clerical Workers) or CPI U (All Urban Consumers), for ( ﬁll in Urban Area ): or the area in which the Premises is located, All Items (1982 - 1984 = 100). The term " Comparison CPI " shall mean the CPI of the calendar month which is 2 full months prior to the applicable Original Term CPI Increase Date. The term " Base CPI " shall mean the CPI of the calendar month which is 2 full months prior to the Commencement Date of the Original Term. c. If the compilation and/or publication of the CPI is transferred to another governmental department, bureau or agency or is discontinued, then instead the index most nearly the same as the CPI shall be used to calculate the Base Rent increases hereunder . If the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, with the cost of such arbitration being paid equally by the Parties . I. Fixed Percentage. The monthly Base Rent shall be increased on and every months thereafter during the Original Term ("Percentage Increase Date(s)") by percent ( %) of the monthly Base Rent scheduled to be paid for the month immediately preceding the applicable Percentage Increase Date. II. Fix e d R e n t a l A d j u s t m en t ( s ) ( " F R A " ) . The monthly Base Rent shall be increased to the following amounts on the dates set forth below: On ( f i l l i n F RA A d j u s t m e n t D a t e ( s ) ): F e b r u a r y 1, 20 2 5 F e b r u a r y 1, 20 2 6 The new Base Rent shall be: $3,978.00/month $4,137.12/month BROKER'S FEE: For each adjustment in Base Rent specified above, the Brokers shall be paid a Brokerage Fee in accordance with paragraph 15 of the Lease or if applicable, paragraph 9 of the Sublease. AIR CRE * https:// www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. DocuSign Envelope ID: 4B47CD5B - 14F3 - 476D - BACA - 3CB719FE2EC0 INITIALS © 201 7 A I R C R E . Al l R i gh t s R e s e r v e d . R A - 8 . 00 , R e v i sed 10 - 13 - 202 2 INITIALS L a s t E d it ed: 1 / 29 / 202 4 3:1 8 P M Page 1 of 1

GUARANTY OF SUB LEASE WHEREAS FUAN Enterprise, Inc. a California Corporation (" Sub Lessee " or "Lessee ") desires to lease from Dzyne Technologies, LLC (" Sub Lessor " or "Lessor ") the premises commonly known as (street address, city, state, zip) 12 Chrysler, Suite C, Irvine, CA 92618 (" Premises ") pursuant to a lease dated for reference purposes only as of January, 19, 2024 (" Sub Lease " or Lease "). WHEREAS, as a material inducement to and in consideration of Lessor executing the Lease, Lessor requires Yin Yan (" Guarantor ") to execute this Guaranty of Lease (" Guaranty "); Guarantor desires Lessee to consummate the Lease. Accordingly, contemporaneous with execution of the Lease, Guarantor is executing this Guaranty to induce Lessor to execute the Lease with Lessee. NOW THEREFORE, Guarantor hereby unconditionally and irrevocably guarantees and promises to perform and be liable for any and all obligations and liabilities of Lessee under the Lease, including, but not limited to, payment of all rents and all other sums payable by Lessee under the Lease and performance by Lessee of each and every one of the terms, conditions and covenants to be kept and performed by Lessee under the Lease. Guarantor hereby agrees that, without the consent of, or notice to, Guarantor and without aﬀecting or in any way releasing Guarantor's obligations under this Guaranty: (i) Lessor and Lessee may, by agreement or course of conduct, amend, extend, renew or otherwise alter any term, covenant or condition of the Lease, or the Lease may be assigned by Lessor or Lessee (and their successors and assigns) and this Guaranty shall guarantee all obligations of Lessee under the Lease as so amended, extended, renewed, altered or assigned; (ii) Lessor may release, change or add a party to the Lease and/or a guarantor of the Lease; (iii) Lessor may exercise, not exercise, delay exercising, impair, modify, limit, terminate or suspend any of Lessor's rights or remedies under the Lease or this Guaranty; and (iv) Lessor may permit all or any part of the Premises to be subleased, or the Lease to be assigned, assumed, transferred, mortgaged or encumbered. Guarantor hereby agrees that no notice of nonperformance or default by Lessee or by another guarantor need be given to Guarantor. This Guaranty is a continuing and irrevocable guarantee. Guarantor waives the benefit of any law allowing Guarantor to revoke this Guaranty. No provision of this Guaranty or rights of Lessor hereunder may be waived, nor may any Guarantor be released from any obligation under this Guaranty except by a writing duly executed by Lessor. Guarantor hereby waives and agrees not to assert or take advantage of any right or defense based on: (i) notice of acceptance of this Guaranty; (ii) demands (including demands for payment or performance), presentation and protest; (iii) any statute of limitations; (iv) requiring Lessor to proceed against Lessee, any Guarantor or other guarantor or any other person (as herein defined) liable to Lessor, or to proceed against these persons in any order; (v) requiring Lessor to apply any security deposit or other security; (vi) requiring Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantor; (vii) any right of subrogation that Guarantor may have against Lessee or other guarantors; (viii) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Lessee, any guarantor or any other person; (ix) any right or defense arising by reason of the absence, impairment, modification, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Lessee, of the subrogation rights of Guarantor, or of the rights of Guarantor to proceed against Lessee for reimbursement; (x) limiting Guarantor's obligations to not exceed Lessee's obligations; and (xi) notices (including notices of adverse change in the financial status of Lessee or other facts that increase the risk to Guarantor). The obligations of Guarantor under this Guaranty shall not be altered, limited or aﬀected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization or liquidation of Lessee, Guarantor, any other guarantor, or by any defense that Lessee, Guarantor or any other guarantor may have by reason of any order, decree, or decision of any court or administrative body resulting from any such proceeding. Guarantor subordinates any and all existing or future indebtedness of Lessee to Guarantor to Lessee's obligations owed to Lessor under the Lease. Any recovery by Lessor from any other guarantor or insurer shall first be credited to the portion of Lessee's indebtedness to Lessor which exceeds the maximum liability of Guarantor under this Guaranty. If a person comprising Guarantor is married, such Guarantor expressly agrees that recourse may be had against such Guarantor's separate or community property. Guarantor shall, upon ten (10) days' prior written notice from Lessor, provide Lessor with Guarantor's financial statements for the current year and tax returns for the three (3) preceding years and, if such is the normal practice of Guarantor, such statements shall be prepared in accordance with generally accepted accounting principles and audited by an independent certified public accountant. Lessor shall maintain Guarantor's financial statements and tax returns in confidence but shall be permitted to disclose Guarantor's financial statements and tax returns to prospective lenders, purchasers or others for a bona fide business purpose. Guarantor shall, upon ten (10) days' prior written notice from Lessor, in writing reaffirm that this Guaranty remains and continues in full force and eﬀect, that no event has occurred that would invalidate the Guaranty or excuse Guarantor's obligations or performance under the Guaranty, and that the Guaranty applies to the Lease, as amended, extended, renewed, altered or assigned. Guarantor shall, upon ten (10) days' prior written notice from Lessor, execute such other and further documents and do such further acts as may be reasonably necessary or required by Lessor to eﬀectuate the intent of the parties and carry out the terms of this Guaranty. Guarantor agrees that any suit, action or proceeding arising directly or indirectly from the Guaranty or the Lease shall be litigated only in courts located within the county and state in which the Premises is located. Guarantor irrevocably consents to the jurisdiction of any local, state or federal court located within the county and state in which the Premises is located, and waives and agrees not to assert by way of motion, defense or otherwise in any suit, action, or proceeding any claim that Guarantor is not personally subject to the jurisdiction of the above - named courts, that such suit, action, or proceeding is brought in an inconvenient forum, or that the venue of such action, suit, or proceeding is improper. Each person which comprises Guarantor consents to service of process by a nationally recognized overnight courier service (such as Federal Express) at either the Premises or at the Guarantor's address for notices set forth below, and shall be deemed served and received three (3) business days after deposit with the overnight mail service. Guarantor irrevocably waives and agrees not to plead or claim in any action or proceeding that such service of process was in any way invalid or ineﬀective. Lessor reserves the right to serve process in any other manner permitted by law. This Guaranty shall be governed by the laws of the state in which the Premises is located and, for purposes of conﬂicts of law, Guarantor shall be treated as if resident of or domiciled in such state. Guarantor waives the right to a jury trial of any cause of action, claim, counterclaim or cross - complaint in any action, proceeding or other hearing brought against Guarantor. If and to the extent the Lease requires Lessor and Lessee to arbitrate any disputes, then Guarantor also agrees to arbitrate such disputes in the same arbitration to the extent related to the Guaranty and upon the same terms and conditions provided in the Lease. If Lessor brings an action or proceeding against Guarantor to enforce this Guaranty, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, the party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. This Guaranty constitutes the entire agreement between Guarantor and Lessor with respect to the subject matter of this Guaranty and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether verbal or written, of the parties, pertaining to such subject matter. Guarantor is not relying on any representations, warranties or inducements from Lessor that are not expressly stated in this Guaranty. If any provision of this Guaranty is determined to be illegal or unenforceable, all other provisions hereof shall nevertheless be eﬀective. The waiver or failure to enforce any provision of this Guaranty shall not operate as a waiver of any other breach of such provision or any other provisions of this Guaranty, nor shall any single or partial exercise of any right, power or privilege preclude any other or further such exercise or the exercise of any other right, power or privilege. Time is strictly of the essence under this Guaranty and any amendment, modification or revision of this Guaranty. Each person executing this Guaranty represents and warrants to Lessor that (i) each individual executing this Guaranty has the legal power, right, and actual authority to bind Guarantor; (ii) Guarantor has the legal right, power and authority to enter into and perform this Guaranty; (iii) all requisite action by or on behalf of a corporation, limited liability company, partnership (general or limited), trust or other legal entity ("entity") has been taken for this Guaranty to be duly authorized by such entity or Guarantor; (vi) no consent of any partner, shareholder, member, creditor, investor, government, judicial or administrative body or other party is required DocuSign Envelope ID: 4B47CD5B - 14F3 - 476D - BACA - 3CB719FE2EC0 INITIALS © 202 2 A I R C R E . Al l R i gh t s R e s e r v e d . G R - 4 . 00 , R e v i s e d 10 - 13 - 202 2 INITIALS L a s t E d it ed: 1 / 29 / 202 4 3:1 8 P M P a g e 1 of 2

DocuSign Envelope ID: 4B47CD5B-14F3-476D-BACA-3CB719FE2EC0

in connection with Guarantor executing this Guaranty; (v) this Guaranty is a valid and legally binding obligation of Guarantor; (vi) the execution and delivery of this Guaranty does not conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement or other agreements or instruments to which Guarantor is a party or by which Guarantor is bound; and (vi) Guarantor will derive a substantial and material economic benefit from Lessor's execution of the Lease. If Guarantor is an entity, Guarantor shall, concurrently with the execution of this Guaranty (or upon ten (10) days' prior written notice from Lessor), deliver to Lessor a certified copy of a resolution or other documentation evidencing that such entity is authorized or ratifies the entity's execution of this Guaranty.

The term "person" as used in this Guaranty shall include an individual and/or an entity. If more than one (1) person comprises Guarantor, the obligations of such persons shall be joint and several. The unenforceability of this Guaranty or Lessor's election not to enforce this Guaranty against one (1) or more persons shall not affect the obligations of the remaining persons which comprise Guarantor or the enforceability of this Guaranty against such remaining persons.

Any notice, request, demand, instruction or other communication to be given to Guarantor under this Guaranty shall be in writing and shall be delivered at either the Premises or the address set forth beneath the Guarantor's signature below, or to such other place as Guarantor may from time to time in writing designate by at least fifteen (15) days' notice to Lessor.

When the context and construction so requires, all words used in the singular in this Guaranty shall be deemed to have been used in the plural. The term "Lessee" as used in this Guaranty shall mean the Lessee named in the Lease, any assignee of Lessee's interest under the Lease and their respective successors and assigns. The term "Lessor" as used in this Guaranty shall mean the Lessor named in the Lease, any assignee of Lessor, whether by outright assignment, assignment for security or otherwise. Lessor may without Guarantor's consent assign this Guaranty, voluntarily or by operation of law. This Guaranty applies to, inures to the benefit of, and binds all persons that comprise Guarantor, their heirs, devisees, legatees, executors, administrators, representatives, successors and assigns.

Signatures to this Guaranty accomplished by means of electronic signature or similar technology shall be legal and binding. This Guaranty may be executed in counterparts.

Guarantor is advised to seek advice of legal counsel before signing this Guaranty. Guarantor acknowledges that AIR CRE, the real estate brokers or their agents or employees have not made any representation or statement as to the legal sufficiency or effect or tax consequences of this Guaranty or the Lease.

GUARANTOR
Yin Yan

Executed At: ___
On: 2024-Jan-31 | 12:52 PST

By: DocuSigned by: Yin Yan
Name Printed: Yin Yan
Title: ___
Address: 31921 Apuesto Way, Coto de Caza, Ca 92679
Email Address: yin@bioessence.com
Phone: 310-957-8888

By: ___
Name Printed: ___
Title: ___
Address: ___
Email Address: ___

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

INITIALS DS

INITIALS DS YY

© 2022 AIR CRE. All Rights Reserved.
GR-4.00, Revised 10-13-2022
Last Edited: 1/29/2024 3:18 PM
Page 2 of 2

DocuSign Envelope ID: 4B47CD5B-14F3-476D-BACA-3CB719FE2EC0

AIRCRE contracts

EXHIBITS TO SUBLEASE

Exhibit "A"


FLOOR PLAN
FIRST FLOOR
DH
WAREHOUSE
WAREHOUSE
STORAGE
BREAK ROOM
R&D/LAB SPACE
SMALL LAB
OFFICE
ELECTRICAL
OFFICE
SHOWER
OFFICE
OFFICE
RECEPTION
OPEN OFFICE
OFFICE
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INITIALS INITIALS
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